Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Accrued Expenses and Other Liabilities
Accrued expenses	¥ 3,653,380	$ 538,083	¥ 2,727,273
VAT and other tax payable	1,809,374	266,492	1,045,796
Payroll payable	1,340,438	197,425	1,061,228
Others	101,761	14,988	42,765
Total	¥ 6,904,953	$ 1,016,988	¥ 4,877,062